Exhibit 99.1

News Release	Koppers Holdings Inc. 436 Seventh Avenue Pittsburgh, PA 15219-1800 Tel 412 227 2001 www.koppers.com
FOR IMMEDIATE RELEASE

For Information:	Leroy M. Ball, Vice President, Chief Financial Officer
412 227 2118
BallLM@koppers.com

Koppers to Acquire Wood Preservation and Railroad

Services Businesses from Osmose

PITTSBURGH, April 14, 2014 – Koppers Inc., a wholly-owned subsidiary of Koppers Holdings Inc. (NYSE:KOP), has signed an agreement to acquire the Wood Preservation and Railroad Services businesses of Osmose Holdings, Inc. (Osmose), collectively, the “Acquired Businesses”. The base purchase price for the Acquired Businesses is $460 million and is subject to certain closing adjustments. The base purchase price includes the value of an anticipated 338(h)(10) tax election that is expected to provide cash tax savings of approximately $7 million annually over the next 15 years. Revenues for the Acquired Businesses in 2013 were approximately $390 million. Koppers plans to finance the purchase through new and existing bank debt, including a new term loan and an increase to the company’s existing revolving credit facility. The transaction is expected to close in the third quarter of 2014, subject to regulatory filings and customary closing conditions.

Osmose’s Wood Preservation business is the global leader in developing, manufacturing, and marketing wood preservation chemicals and wood treatment technologies. The business has operations and sales in North America, Latin America, Europe, and Australasia, and accounted for approximately $350 million of the Acquired Business’ revenue in 2013. The business’s products serve a diverse range of end-markets including infrastructure, residential and commercial construction, and agriculture.

Osmose’s Railroad Services business is a leading provider of railroad infrastructure services, including bridge inspection, engineering, maintenance and repair, and construction services for the Class I and shortline railroads in North America. The business accounted for $40 million of revenue in 2013.

Walt Turner, President and CEO of Koppers, said, “Acquiring these businesses from Osmose represents another important step in our long-term growth strategy by expanding both our chemicals offering and extending our existing railroad and utilities products and services platform. This unique growth opportunity will complement our existing businesses through leading market positions in strategic end-markets. Importantly, the business culture of Osmose is closely aligned with that of Koppers, which should provide for a smooth integration allowing us to fully capture synergies and realize the earnings and margin accretion that we have identified during our due diligence process. The addition of these two businesses is very exciting for Koppers and will strongly contribute towards our ultimate goal of increasing shareholder value.”

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Barclays Capital Inc. acted as financial advisor to Koppers in regard to the transaction, and K&L Gates LLP acted as legal counsel to the Company. Committed financing will be provided by PNC Bank, National Association.

Investor Conference Call and Web Simulcast

Koppers management will conduct a conference call tomorrow morning, April 15, 2014, beginning at 10:00 a.m. EDT to discuss the proposed transaction. Interested parties may access the live audio broadcast by dialing 877 941 8609 in the US/Canada or +1 480 629 9692 for International, Conference ID number 4678963. Investors are requested to access the call at least five minutes before the scheduled start time in order to complete a brief registration. An audio replay will be available approximately two hours after the call’s completion at (800) 406 7325 or +1 (303) 590 3030, Conference ID number 4678963. The recording will be available for replay through April 29, 2014.

The live broadcast of Koppers conference call will be available online: http://investors.koppers.com/phoenix.zhtml?c=194019&p=irol-eventDetails&EventId=5131945. (Due to the length of this URL, it may be necessary to copy and paste this hyperlink into your Internet browser’s URL address field.) The presentation materials for the call may be accessed at www.koppers.com under Investor Relations.

If you are unable to participate during the live webcast, the call will be archived on www.koppers.com and www.streetevents.com shortly after the live call and continuing through April 29, 2014.

About Koppers

Koppers, with corporate headquarters and a research center in Pittsburgh, Pennsylvania, is a global integrated producer of carbon compounds and treated wood products. Including its joint ventures, Koppers operates facilities in the United States, Canada, United Kingdom, Denmark, the Netherlands, Australia, and China. The stock of Koppers Holdings Inc. is publicly traded on the New York Stock Exchange under the symbol “KOP.” For more information, visit us on the Web: www.koppers.com. Questions concerning investor relations should be directed to Leroy M. Ball at 412 227 2118 or Michael W. Snyder at 412 227 2131.

Safe Harbor Statement

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, restructuring, profitability and anticipated synergies, expenses and cash outflows. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “believe,” “anticipate,” “expect,” “estimate,” “may,” “will,” “should,” “continue,” “plans,” “intends,” “likely,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or documents filed with the Securities and Exchange Commission, or in Koppers communications with and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, regarding expectations with respect to sales, earnings, cash flows, operating efficiencies, product introduction or expansion, the benefits of acquisitions and divestitures or other matters as well as financings

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and repurchases of debt or equity securities, are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements, include, among other things, Koppers may not be able to successfully integrate the wood preservatives business and/or the railroad services business of Osmose or such integration may take longer to accomplish than expected; the expected cost savings and any synergies from the acquisition may not be fully realized within the expected timeframes; disruption from the acquisition may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the acquisition may not be obtained on the proposed terms and schedule; the required financing for the acquisition may not be obtained on the proposed terms and schedule; general economic and business conditions, demand for Koppers goods and services, competitive conditions, interest rate and foreign currency rate fluctuations, availability of key raw materials and unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Koppers, particularly our latest annual report on Form 10-K and subsequent filings. Any forward-looking statements in this release speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

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